UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2011

FSB Community Bankshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

United States	000-52751	74-3164710
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

45 South Main Street, Fairport, New York	14450
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (585) 223-9080

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Effective October 7, 2011, Fairport Savings Bank, the wholly owned subsidiary of FSB Community Bankshares, Inc. (the “Registrant’), amended its Supplemental Executive Retirement Plan (“SERP”) with Kevin D. Maroney, the Registrant’s Executive Vice President and Chief Financial Officer. The Amendment to the SERP increases the annual benefit payable to Mr. Maroney from $30,000 to $40,000.

The SERP was filed as an exhibit to the Registrant’s Current Report on Form 8-K filed on August 4, 2010, and the Amendment to the SERP is attached as Exhibit 10.1 to this Current Report on Form 8-K.  The above description of the Amendment to the SERP is qualified by reference to the amendment itself.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.	Not Applicable.
(b)	Pro Forma Financial Information	Not Applicable.
(c)	Shell Company Transactions	Not Applicable.
(d)	Exhibits.

	Exhibit No.	Description
	10.1	Amendment No. 1 to Supplemental Executive Retirement Plan for Kevin D. Maroney

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FSB COMMUNITY BANKSHARES, INC.
DATE: October 7, 2011	By:	/s/ Dana C. Gavenda
Dana C. Gavenda
Chief Executive Officer